

CLENE

clene.com

NASDAQ: CLNN

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the "safe harbor" provisions created by those laws. Clene's forward-looking statements include, but are not limited to, statements regarding our or our management team's expectations, hopes, beliefs, intentions or strategies regarding our future operations. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "contemplate," "continue," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "will," "would," and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements represent our views as of the date of this presentation and involve a number of judgments, risks and uncertainties. We anticipate that subsequent events and developments will cause our views to change. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include our substantial dependence on the successful commercialization of our drug candidates, if approved, in the future; our inability to maintain the listing of our common stock on Nasdaq; our significant net losses and net operating cash outflows; our ability to demonstrate the efficacy and safety of our drug candidates; the clinical results for our drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; our ability to achieve commercial success for our drug candidates, if approved; our ability to obtain and maintain protection of intellectual property for our technology and drugs; our reliance on third parties to conduct drug development, manufacturing and other services; our limited operating history and our ability to obtain additional funding for operations and to complete the licensing or development and commercialization of our drug candidates; the impact of the COVID-19 pandemic on our clinical development, commercial and other operations; changes in applicable laws or regulations; the effects of inflation; the effects of staffing and materials shortages; the possibility that we may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in "Risk Factors" in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. In addition, statements that "we believe" and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and you are cautioned not to rely unduly upon these statements. All information in this presentation is as of the date of this presentation. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this presentation.

Building the Clinical Case for Neuroprotection & Remyelination

RepairPD
RepairMS



Demonstrated brain target engagement in early PD and stable relapsing MS patients

RESCUEALS

CNM-Au8 treatment resulted in statistically significant survival benefit of 75% decreased risk of death through 3.5 years

HEALEY ALS Platform Trial

CNM-Au8 demonstrated a >90% reduction in risk of death or permanently assisted ventilation for the 30 mg dose at 24 weeks

VISIONARY-MS STUDY


O Z D V K
S V H C Z

CNM-Au8 demonstrated global neurological improvement in stable relapsing MS **as an adjunct** to immunomodulatory DMTs



Growing Body of Clinical Evidence Across ALS and MS Supports CNM-Au8 Therapeutic Potential to Treat Neurodegenerative Diseases



Proprietary Nanotherapeutic Manufacturing
Strong IP: 150+ granted patents PLUS Trade Secrets

Neurodegenerative Diseases Share A Common Mechanism: A Decline In The Brain's Ability To Produce Energy

Brain Energy Potential Declines With Normal Aging



NAD Redox Potential (mV)
-290
-295
-300
-305
-310
0
20
40
60
80
Age (year)

~0.5% NAD⁺/NADH unit decline per decade

(~0.13 mV units per year by ^{31}P-MRS Imaging)

Closed squares = averaged data by age group: 21–26 yrs, 33–36 yrs, and 59–68 yrs old;
Open squares = individual subject values

Specific Neuronal Populations Are Vulnerable to Energetic Failure



PARKINSON'S DISEASE
Dopaminergic Neurons
MULTIPLE SCLEROSIS
Axonal Degeneration
FRONTOTEMPORAL DEMENTIA
Spindle Neurons
HUNTINGTON'S DISEASE
Medium Spiny Neurons
AMYOTROPHIC LATERAL SCLEROSIS
Motor Neurons

Energetic impairments in the CNS both pre-dispose and drive progression in neurodegenerative diseases

Fu, H., et al; Nature Neuroscience (2018) 21: 1350-1358. Zhu et al. Proc Natl Acad Sci USA 2015 Mar 3;112(9):2876-81. Rone et al. J Neurosci. 2016 Apr 27;36(17):4698-707.

CNM-Au8® | Pioneering A New Drug Class To Improve Cellular Energy Production And Utilization

CNM-Au8 Nanocrystals

Clean Surfaced, Highly Faceted Shapes





CNM-Au8 Nanocrystal Suspension

Mechanistic Effects

- ↑ Increased NAD
- ↑ Increased ATP
- ↓ Decreased reactive oxygen species
- ↑ Increased proteostasis

=

Improved Energy Production and Utilization



By targeting energy metabolism, CNM-Au8 may protect neuronal health

Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936. Data on File, Clene Nanomedicine, Inc.

Significant Global Opportunity for Treatment in Combination with Standard of Care

Motor Neuron Disease (ALS, Other Orphan Disorders)

ALS PATIENTS IN US & EU ~40K[1] | $1B GLOBAL SALES BY 2029[1]

Current drugs are largely ineffective, mostly generic.

2-5 YEARS[2] LIFE EXPECTANCY | 100% FATAL

Multiple Sclerosis (MS)

MS PATIENTS GLOBALLY 2.2M | $23B MARKET[3]

Existing treatments only target immunomodulation

EMERGING EVIDENCE THAT EARLY MS IS NEURODEGENERATIVE

Parkinson's Disease (PD)

2ND MOST COMMON DISORDER | $6B PROJECTED BY 2026[4]

No disease-modifying treatments available, only symptom-targeted options

30% OF DOPAMINERGIC NEURONS ARE LOST AT DIAGNOSIS[5]

Urgent unmet need to develop neuroprotective treatment to support cells' energetic efficiency and resilience

[1] Clarivate, DRG, ALS 2029. 2. https://pubmed.ncbi.nlm.nih.gov/17974351/ 3. Wijstad et al. 2017, doi:10.1038/nrd.2017.107;. 4. Parkinson's Market Data Forecast, April 2021.. 5. Cheng HC, Ulane CM, Burke RE. Clinical progression in Parkinson disease and the neurobiology of axons. Ann Neurol 2010;67:715-725..

Two REPAIR Trials Demonstrated Target Brain Engagement and Improved Energy Metabolism in Early Parkinson's and Stable Relapsing MS

Study Objective: to demonstrate target engagement for CNM-Au8 on CNS biomarkers related to energetic effects in the brain using Magnetic Resonance Spectroscopy (^{31}P-MRS)

RepairPD
Early Parkinson's Disease

RepairMS
Stable Relapsing MS

RepairMS
Non-Active Progressive MS
(Ongoing)

Results demonstrated a potentially meaningful 10% improvement in NAD+/NADH ratio, an essential molecule for energy production[1]

1° Endpoint (integrated PD & MS)[2]


^{31}P-MRS Change in Brain NAD+/NADH Ratio at End of Treatment
Partial Volume Coil; Ratio of NAD+/NADH (% Fraction of NAD+/ % Fraction NADH)
Primary Endpoint, Mean ± SEM (Paired t-test)
Mean change = 0.5891 (10.4%)
p = 0.0371
NAD+/NADH Ratio
8
6
4
2
Baseline NAD+/NADH Ratio
Wk12+ (End of Tx) NAD+/NADH Ratio
n = 24
n = 24

Exploratory
(ATP Normalization)


REPAIR Integrated Analysis
^{31}P-MRS Change in β-ATP at End of Treatment
Full Volume Coil ^{31}P Signal Area (Integral)
Exploratory Endpoint, Percent (%) Change vs. Baseline Value
Wk12+ (End of Treatment) % Change from Baseline
50
25
0
-25
-50
0.5
0.7
1.1
Regression (All)
REPAIR-PD, n=13
REPAIR-MS, n=11
r² = 0.711
p = <0.0001
Baseline Peak Area
(Concentration)

[1]Zhu et al. Proc Natl Acad Sci USA 2015 Mar 3;112(9):2876-81.. 2. Glanzman et al Improvement of Brain Energy Metabolism in Relapsing Multiple Sclerosis Patients - Results from Phase 2 REPAIR-MS Clinical Trial With CNM-Au8, ACTRIMS February 2022

Clene Nanomedicine

Encouraging Efficacy Signals in Phase 2 Trial

Study Objective:

Detect preservation of motor neuron function in people with early ALS as measured by MUNIX

Study Design:

36-week blinded treatment with ongoing long-term open-label follow-up



Primary Endpoint: Spinal Cord Lower Motor Neuron Motor Unit Index (MUNIX) Sum
Biceps brachii
+
Abductor Pollicis Brevis
+
Abductor Digiti Minimi
+
Tibialis Anterior
Bulbar Onset ALS (Brainstem)
Limb Onset ALS (Spinal Cord)

1° & 2° Endpoints



Rescue-ALS Primary & Secondary Endpoints
(Wk 36 LS Mean Change ± 95% CI)
MUNIX Sum (% Change) ITT Population, Primary EP
MUNIX Sum (% Change) Limb Onset Subset
FVC (% predicted) ITT Population, Secondary EP
-20
0
20
40
Wk 36 Change vs. Placebo
Favors Placebo
Favors Active

Results favor CNM-Au8 treatment

Vucic et al. EClinicalMedicine. 2023 Jun 8;60:102036.

CNM-Au8 Improved Patient Function, QOL, and Slowed Time to ALS Clinical Worsening

Phase 2 Study: 36-Week Placebo-Control Treatment Period 1:1 Randomization (Active 30 mg: Placebo); N=45 enrolled with early ALS

Proportion with <6 point decline


ALSFRS-R 6-point Decline Responder
(Proportion free from ≥ 6 point decline)
RESCUE-ALS Exploratory Endpoint
ITT Population
Proportion (%) with < 6 point ALSFRS-R Decline
100
80
60
40
20
0
12
24
36
p = 0.0350
Weeks
(Post-Randomization)
CNM-Au8 30mg (n=23)
Placebo (n=22)

ALS Specific QOL


ALS Specific Quality of Life-Short Form Total Score
RESCUE-ALS Exploratory Endpoint
ITT Population, All Randomized
LS Mean Difference (95% CI)
ALS Specific Quality of Life-Short Form
Total Score Change (LS Mean)
0.5
0.0
-0.5
-1.0
-1.5
Week-12
LS Mean
Week-24
LS Mean
Week-36
LS Mean
CNM-Au8 30mg (n=23)
Placebo (n=22)
0.9 (0.2, 1.6)
p = 0.0177
12
24
36
Weeks
(Post-Randomization)

ALS Clinical Worsening


ALS Disease Progression
RESCUE-ALS Exploratory Endpoint
ITT Population, All Randomized
Kaplan-Meier Estimate, Percent Event Free
Probability of Event Free Status
100
75
50
25
0
p = 0.0125
ALS clinical worsening defined as:
Death, or
Tracheostomy, or
Non-invasive ventilation, or
Gastrostomy tube
0
12
24
36
Active, n = 23
Placebo, n = 22
Weeks
(Post-Randomization)
CNM-Au8 30mg
Placebo

Vucic et al. EClinicalMedicine. 2023 Jun 8;60:102036.

RESCUEALS OLE | Preserved ALSFRS-R Functional Decline

Early CNM-Au8 Treatment Impacts Long-Term Function Compared to Original Placebo

ALSFRS-R Slope
Baseline to Week 48


ALSFRS-R Slope Change to Week 48
Random Slopes Model Post Hoc (Baseline to Week 48 [OLE Week 12])
Slope Difference (SE), Points per Month, n=43 (14-July-2022 Data Cut)
ALSFRS-R Slope
Change from Baseline
Slope Difference
Points/Month (SE)
0.364 (0.149)
p= 0.0159
Week 48
Difference:
2.6 points
Double-blind Period
OLE Treatment
Study Week
(Post-Randomization)
Active
Placebo

ALSFRS-R Slope
Week 60 [OLE Week 24] to Week 120


ALSFRS-R Slope Change in OLE Participants
Random Slopes Model Post Hoc (OLE Week 24 to OLE Week 84 [Week 120])
Slope Difference (SE), Points per Month, n=28 (14-July-2022 Data Cut)
ALSFRS-R Slope
Change from OLE Week 24
OLE
Week 24
Slope Difference
Points/Month (SE)
0.397 (0.139)
p= 0.0057
Week 120
Difference:
6.0-points
Double-blind Period
Open-label treatment
Study Week
(Post-Randomization)
Active
Placebo

ALSFRS-R Slope
Summary


ALSFRS-R Rate of Decline (Points per Month)
Random Slopes Model Post Hoc (14-July-2022 Data Cut)
Slope Difference (SE)
Baseline to Week 48
Week 60 to Week 120
ALSFRS-R Slope
Change from Period Start
Slope Diff (SE)
0.364 (0.149)
p = 0.0159
2.6-point difference
at Week 48
Slope Diff. (SE)
0.397 (0.139)
p = 0.0057
6.0-point difference
at Week 120
Worsening
Placebo (BL to Week 48)
Active (BL to Week 48)
Original Placebo (OLE Week 24 to OLE Week 84)
Original Active (OLE Week 24 to OLE Week 84)

- CNM-Au8 preserved functional decline: ALSFRS-R of 2.6 points at 48 weeks compared to placebo
- Early CNM-Au8 treatment preserved long-term ALSFRS-R score by 6.0 points vs. OLE original placebo

OLE 12-month LPLV data cut of July 14, 2022.

Vucic et al. EClinicalMedicine. 2023 Jun 8;60:102036.

CLENE NANOMEDICINE

RESCUEALS OLE | Reduced Risk of ALS Clinical Worsening

ALS Clinical Worsening Events
Time to Death, Tracheostomy, Assisted Ventilation, or Feeding Tube
RESCUE-ALS Double-Blind & OLE Periods (24-month LPLV data cut)
Proportion Event Free, Kaplan-Meier Analyses



Probability Event Free
100
75
50
25
0
Hazard ratio = 0.478
95% Wald CI = 0.225 to 1.015
Log-rank, p = 0.0494
Double-Blind
Open Label Period
0
24
48
72
96
120
144
168
Weeks
(Post-Randomization)
Original Active
Original Placebo

No. at Risk

Original CNM-Au8:	23	23	16	11	6	6	6	3
Original Placebo:	22	16	10	9	6	4	4	1

The risk of ALS clinical worsening was decreased 52% for CNM-Au8 compared to placebo in OLE up to 168 weeks

Clinical worsening events included:

- Death,
- Tracheostomy,
- Need for non-invasive ventilatory support, or
- Gastrostomy (feeding) tube placement.

Participants were right-censored at loss of follow-up with OLE withdrawal, as applicable

Data on File, Clene Nanomedicine, Inc.

RESCUEALS

Survival Benefit vs. Original Placebo up to 3.5 years

Unadjusted Survival Difference: 10.1 Month



Unadjusted Overall Survival
RESCUE-ALS (24-month LPLV data cut), ITT Population (n=45)
Proportion Event Free, Kaplan-Meier Analyses
Hazard ratio = 0.535
95% Wald CI = 0.254 to 1.12
Log-rank, p = 0.093
Probability of Survival
100
75
50
25
0
Double-Blind
Open Label Period
0
24
48
72
96
120
144
168
Weeks
(Post-Randomization)
Original Active
Original Placebo

No. at Risk								
Original CNM-Au8:	23	23	21	21	16	14	13	8
Original Placebo:	22	21	20	16	13	8	7	7

Cross-Over Adjusted Survival Difference: 19.3 Month



Cross-Over Adjusted Analysis of Survival
RESCUE-ALS (24-month LPLV data cut), ITT Population (n=45)
RPSFTM, Proportion Event Free, Kaplan-Meier Analyses
Probability of Survival
100
75
50
25
0
Active
Placebo
Hazard ratio = 0.252
95% Wald CI = 0.106 to 0.597
Bootstrap Log-rank, p < 0.001
0
24
48
72
96
120
144
168
Weeks
(Post-Randomization)

No. at Risk								
Original CNM-Au8:	23	23	21	21	16	14	13	8
Original Placebo:	22	21	19	8	1	0	0	0

Data on File, Clene Nanomedicine, Inc.

CLENE NANOMEDICINE

Consistent Long-Term Survival Benefit Compared to Historical Matched PRO-ACT Placebo Controls

RESCUE-ALS Long-Term Survival

CNM-Au8 Observed Survival vs. PRO-ACT Matched Placebo Controls



Probability of Survival
100
90
80
70
60
40
20
0
Active
PROACT Placebo
Events: Active 12/23 vs. Placebo: 65/322
Log-rank, p-value = 0.157
Covariate adj. HR = 0.300 (95% CI: 0.085 - 0.792)
Covariate adjusted, p-value = 0.030
0
12
24
36
48
60
72
84
Weeks
(Post-Randomization)

At Risk (n)								
Active:	23	23	23	23	22	21	21	18
Placebo:	322	317	300	251	231	163	17	0

CNM-Au8 treatment demonstrated a significant survival benefit:

- Follow-up of active compared to matched placebo from PRO-ACT
- 70% decreased risk of death

PRO-ACT contains approximately 12,000 patient records from multiple completed clinical trials.

Time to all-cause mortality amongst participants originally randomized to CNM-Au8 compared to propensity matched placebo controls derived from the PRO-ACT database (n=322). Covariates included: Onset Age, Sex, BMI, Pre-Treatment ALSFRS-R Slope (Delta-FS), ALSFRS-R Total Score, Vital Capacity (% predicted), and Diagnostic Delay (Covariates selected by minimizing AICc).

Data on File, Clene Nanomedicine, Inc.

HEALEY ALS Platform Trial

A Multi-center, Randomized Double-Blind, Placebo-Controlled Clinical Trial Assessing the Efficacy, Safety, Tolerability, Pharmacokinetics, and Pharmacodynamics of CNM-Au8 in Participants with Amyotrophic Lateral Sclerosis

24-Week Treatment Period (3:1 randomization, 120 active [30mg, 60mg]: 40 placebo)



SCREENING (July 2020)
Week 6
Week 12
Week 18
Week 24
Week 30
Week 36
Week 42
Week 48
Week 54
Week 60
Week 66
Week 72
Week 76
6 WEEKS
Day -28 to -1
EOS
Regimen A (n=160)
Regimen B (n=160)
Regimen C (CNM-Au8) (n=160)
Regimen D (n=160)
End of study or Open Label Extension (up to 52 weeks)
Multiple Independent Regimens with Pooled Placebo
Phone calls at Weeks 2, 12, 20

1° Change in ALSFRS-R slope adjusted by mortality

Weighted Average of Slope Change & Hazard Ratio

Weighting based on # of Mortality Events

2°
- CAFS (Joint-Rank)
- Slow Vital Capacity
- Survival (Death + PAV)

Exploratory Endpoints

No evidence for treatment effect at 24 weeks for either adjusted ALSFRS-R change, CAFS, or SVC (combined 30 & 60 mg doses)

Paganoni et al. Adaptive Platform Trials to Transform Amyotrophic Lateral Sclerosis Therapy Development. Ann Neurol. 2022; 91:165-175.

Clene Nanomedicine

Survival Signal | >90% Reduced Risk of Death with CNM-Au8 30mg

HEALEY ALS Platform Trial

Shared Placebo Across Regimens



CNM-Au8 30mg Survival | Adjusted Cox Proportional Hazard
Full Analysis Set (All Shared Placebo, Regimens A, B, C, D)
% Hazard Reduction at Week 24
(1 - Hazard Ratio, 95% Confidence Interval)
Favors Placebo
Favors CNM-Au8 30mg
Death or Death Equivalent (PAV)
94% Decrease
(Events: 9/162 vs. 1/59)
p = 0.042
Death Alone
94% Decrease
(Events: 6/163 vs. 1/59)
p = 0.075
-25
0
25
50
75
100
% Risk Reduction (1 - Hazard Ratio; 95% CI by Profile Likelihood)

CNM-Au8 Regimen Only (Regimen C)



CNM-Au8 30mg Survival | Adjusted Cox Proportional Hazard
Efficay Regimen Only Set (Within Regimen Analysis)
% Hazard Reduction at Week 24
(1 - Hazard Ratio, 95% Confidence Interval)
Favors Placebo
Favors CNM-Au8 30mg
Death or Death Equivalent (PAV)
98% Decrease
(Events: 4/41 vs. 1/59)
p = 0.028
Death Alone
95% Decrease
(Events: 3/41 vs. 1/59)
p = 0.054
-25
0
25
50
75
100
% Risk Reduction (1 - Hazard Ratio; 95% CI by Profile Likelihood)

PAV = Permanently Assisted Ventilation; Prespecified covariate adjustments include: (i) time from symptom onset, (ii) pre-baseline ALSFRS-R slope, (iii) riluzole use, (iv) edaravone use, (v) age. Events (placebo vs. active). p-values are not adjusted for multiple comparisons; exploratory analyses by dose.

Data on File, Clene Nanomedicine, Inc.

CLENE NANOMEDICINE

Delayed Time to ALS Clinical Worsening (Composite)

HEALEY ALS Platform Trial

Clinical Worsening Composite Time to First Instance of:

- Death
- Tracheostomy
- Permanent Assisted Ventilation (NIV >22 hours per day)
- Feeding Tube Placement

Reduction in Time to ALS Clinical Worsening (Composite)
First Instance of Death, Tracheostomy, PAV, or Feeding Tube
Risk Adjusted Cox Proportional Hazard Model (Primary Covariate Model)
% Hazard Reduction to Week 24 (Double-Blind Period)



Favors Placebo
Favors CNM-Au8
Combined Doses
(30mg + 60 mg)
63%, p= 0.0506
45%, p= 0.1049
CNM-Au8
30mg
74%, p= 0.0347
55%, p= 0.1043
-25
0
25
50
75
100
% Risk Reduction
(1 - Hazard Ratio, 95% CI as Profile Likelihood)
Within Regimen Only (ERO)
All Shared Placebo (FAS)

Prespecified covariate risk adjustments included: (i) time from symptom onset, (ii) pre-baseline ALSFRS-R slope, (iii) riluzole use, (iv) edaravone use, and (v) age.

For the within regimen (ERO) analysis, feeding tube placement was always the first initiating event for the composite.

Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

Delayed Time to Clinical Event Summary

CNM-Au8 30mg | Within Regimen Analysis (Primary Model)

HEALEY ALS Platform Trial

CNM-Au8 30mg delayed time to clinical worsening at 6 months



CNM-Au8 30mg I Clinical Event Risk Reduction
Within Regimen Analysis (Efficay Regimen Only)
Risk Adjusted Cox Proportional Hazard Model
Percent (%) Hazard Reduction to Week 24 (Double-Blind Period)
Favors Placebo
Favors CNM-Au8
Time to Death or PAV
Time to Death Alone
Time to Feeding Tube Placement
Time to Assisted Ventilation
Time to ALS Hospitalization
Time to Any Hospitalization
Time to Clinical Worsening (w/ any hosp.)
Time to Clinical Worsening (w/o hosp.)
98%, p= 0.0282
95%, p= 0.0534
74%, p= 0.0347
63%, p= 0.0580
84%, p= 0.1066
69%, p= 0.0652
62%, p= 0.0612
74%, p= 0.0347
-50
0
50
100
% Risk Reduction
(1 - Hazard Ratio, 95% CI as Profile Likelihood)

Supportive sensitivity analyses incorporating baseline neurofilament light chain (NfL) levels were similarly robust and resulted in increased effect sizes and smaller nominal p-values.

Prespecified covariate risk adjustments included: (i) time from symptom onset, (ii) pre-baseline ALSFRS-R slope, (iii) riluzole use, (iv) edaravone use, and (v) age.

Clene NANOMEDICINE

Plasma NfL Difference | CNM-Au8 vs. Placebo

All RGC Participants



Plasma NfL
RGC Within Regimen Analyis | Quanterix 4NPA
All RCG (n=161); Difference of LS Means on Ln Scale (SE)
Difference of LS Means on Ln Scale (SE) = -0.010 (0.048); p= 0.040
LS Geometric Mean Ratio to Baseline
1.15
1.10
1.05
1.00
0.95
0.90
0
12
24
+7.9%
-2.3%
Weeks (Post-Randomization)
Placebo
CNM-Au8 (All)

MMRM log NfL by group, contrast model; prespecified covariates included: (i) pre-treatment ALSFRS-R slope (delta-FS), (ii) months from symptom onset, (iii) use of riluzole, (iv) use of edaravone; (v) covariate by visit interaction, (vi) treatment by visit interaction

Data on File, Clene Nanomedicine, Inc.

Consistent Plasma NfL Effect in Highest Risk Patients

Sensitivity *Post Hoc* | by Pretreatment delta-FS (ALSFRS-R Slope $\geq$ 0.45), El Escorial Criteria, and Baseline NfL Levels

HEALEY ALS Platform Trial



Plasma NfL
Faster Progessors | delta-FS (Pre-treatment Slope) ≥ 0.45 pts/month
RGC Within Regimen Analyis | Quanterix 4NPA
Post Hoc (n=107); Difference of LS Means on Ln Scale (SE)
Difference of LS Means on Ln Scale (SE) = -0.144 (0.058); p= 0.014
LS Geometric Mean Ratio to Baseline
1.25
1.20
1.15
1.10
1.05
1.00
0.95
0.90
0
12
+13.8%
-1.4%
Weeks
(Post-Randomization)
Placebo
CNM-Au8 (All)



Plasma NfL
In El Escorial Diagnosed Definite ALS & Possible ALS
RGC Within Regimen Analyis | Quanterix 4NPA
Post Hoc (n=76); Difference of LS Means on Ln Scale (SE)
Difference of LS Means on Ln Scale (SE) = -0.124 (0.054); p= 0.023
LS Geometric Mean Ratio to Baseline
1.15
1.10
1.05
1.00
0.95
0.90
0
12
24
+ 8.6%
- 4.1%
Weeks
(Post-Randomization)
Placebo
CNM-Au8 (All)



Plasma NfL
Baseline NfL ≥ Median
RGC Within Regimen Analyis | Quanterix 4NPA
Post Hoc (n=79); Difference of LS Means on Ln Scale (SE)
Difference of LS Means on Ln Scale (SE) = -0.150 (0.068); p= 0.031
LS Geometric Mean Ratio to Baseline
1.15
1.10
1.05
1.00
0.95
0.90
0.85
0
12
24
+ 8.7%
- 6.5%
Weeks
(Post-Randomization)
Placebo
CNM-Au8 (All)

MMRM log NfL by group, contrast model; prespecified covariates included: (i) pre-treatment ALSFRS-R slope (delta-FS), (ii) months from symptom onset, (iii) use of riluzole, (iv) use of edaravone; (v) covariate by visit interaction, (vi) treatment by visit interaction

CLENE NANOMEDICINE

CNM-Au8 | ALS Clinical Worsening Summary

Evidence for Decreased Clinical Worsening Events Across Two Phase 2 Studies

Phase 2 RESCUE-ALS CNM-Au8 30mg
Decreased Time to Clinical Worsening

Time to ALS Clinical Worsening
First Occurence of Death, Tracheostomy, Assisted Ventilation, or Feeding Tube
ITT Population (All Randomized), Kaplan-Meier Estimate



RESCUEALS
100
75
50
25
0
Percent Event Free
0
12
24
36
Weeks
(Post-Randomization)
CNM-Au8 30mg
Placebo
Hazard Ratio = 0.290
95% Wald CI = 0.103 - 0.815
Log rank, p = 0.0125

No. At Risk (n)				
CNM-Au8:	23	23	23	18
Placebo:	22	19	16	12

Phase 2 HEALEY ALS Platform CNM-Au8 30mg
Decreased Time to Clinical Worsening

Time to Clinical Worsening | CNM-Au8 30mg
First Occurence of Death, PAV, Tracheostomy or Feeding Tube
HEALEY ALS Platform Trial | Kaplan-Meier Estimate
Regimen C Population, Efficacy Regimen Only
CNM-Au8 30mg vs. Placebo (n=99)



HEALEY ALS
Platform Trial
100
90
80
60
40
20
0
Probability Event Free
0
4
8
12
16
20
24
Weeks
(Post-Randomization)
CNM-Au8 (30mg)
Placebo
Events: Active 8/58 vs. Plc. 7/41
Log-rank, p-value = 0.581
Unadjusted Cox HR = 0.725
Risk Adjusted Cox HR = 0.261
Covariate Adjusted p-value = 0.035

Vucic et al. EClinicalMedicine. 2023 Jun 8;60:102036. Data on File, Clene Nanomedicine, Inc.

CNM-Au8 Has Demonstrated ALS Survival Benefit at 30mg Dose in Two Phase 2 Studies

RESCUEALS

Up to 75% decreased risk of death through 168 weeks

HEALEY ALS Platform Trial

>90% risk reduction of death at 30mg at 24 weeks

Unadjusted Survival



Overall Survival (All-Cause Mortality)
RESCUE-ALS (24-month LPLV data cut), ITT Population (n=45)
Proportion Event Free, Kaplan-Meier Analyses
Hazard ratio = 0.535
95% Wald CI = 0.254 to 1.12
Log-rank, p = 0.093
Probability of Survival
Double-Blind
Open Label Period
Weeks
(Post-Randomization)
Original Active
Original Placebo

No. at Risk								
Original CNM-Au8:	23	23	21	21	16	14	13	8
Original Placebo:	22	21	20	16	13	8	7	7

Cross-Over Adjusted Survival



Cross-Over Adjusted Analysis of Survival
RESCUE-ALS (24-month LPLV data cut), ITT Population (n=45)
RPSTFM, Proportion Event Free, Kaplan-Meier Analyses
Probability of Survival
Hazard ratio = 0.252
95% Wald CI = 0.106 to 0.597
Bootstrap Log-rank, p < 0.001
Active
Placebo
Weeks
(Post-Randomization)

No. at Risk								
Original CNM-Au8:	23	23	21	21	16	14	13	8
Original Placebo:	22	21	19	8	1	0	0	0



CNM-Au8 30mg | Adjusted Cox Proportional Hazard Ratio
% Hazard Reduction at Week 24
(1 - Adjusted Hazard Ratio, 95% Confidence Interval)
Favors Placebo
Favors CNM-Au8 30mg
Death or Death Equivalent (PAV)
Death Alone
98% Decrease
p= 0.0282
Plc: 4/41 vs. 1/59
94% Decrease
p= 0.0415
Plc: 9/162 vs. 1/59
95% Decrease
p = 0.053
Plc: 3/41 vs. 1/59
94% Decrease
p = 0.075
Plc: 6/163 vs. 1/59
-25
0
25
50
75
100
% Risk Reduction (1 - Hazard Ratio)
95% CI by Profile Likelihood
Within Regimen Only
All Shared Placebo

Data on File, Clene Nanomedicine, Inc.

CLENE NANOMEDICINE

Promising Evidence from Two Phase 2 Trials and Long-Term Data

CNM-Au8 Demonstrated Survival, Delayed Clinical Worsening, and Preserved Function

RESCUE ALS | HEALEY ALS Platform Trial | ALS Expanded Access Protocols (EAP)

	RESCUE-ALS	RESCUE-OLE	HEALEY ALS Platform	HEALEY OLE	EAP
ALS Patient Demographics	Early-to-Mid-Stage	Early-to-Mid-Stage	Mid-to-Late-Stage	Mid-to-Late-Stage	Real-World Experience
Duration	36-weeks	Up to 173 weeks	24-weeks	Through April '23	Up to 3.8 years
Survival	--	✓	✓	Pending data 2H 2023	✓
Delayed Time to Clinical Worsening	✓	✓	✓		Not routinely collected
Preserved Function (ALSFRS-R)	--	✓	--		
Progression Biomarkers	p75 trend	UCHL1 ↓*	✓		

Consistent Evidence for CNM-Au8 30mg Dose Across Broad ALS Patient Population

Data on File, Clene Nanomedicine, Inc. *Small sample available for analyses in RESCUE OLE

ALS Summary | CNM-Au8 Has Demonstrated Survival Benefit and Delayed Time to Clinical Worsening and Functional Decline



Significant Opportunity

- ALS remains a devastating and fatal disease within ~3 to 5 years of diagnosis—a significant unmet need



CNM-Au8® Clinical Results

RESCUEALS

HEALEY ALS Platform Trial

- Demonstrated significant ALS survival benefit at 30 mg dose in two phase 2 studies
- Preserved ALSFRS-R functional decline with long-term follow-up in RESCUE-ALS OLE:
  - 2.6 points slower decline at 48 weeks vs. placebo ($p=0.159$)
  - 6.0 points slower decline vs to OLE original placebo ($p=0.0057$)
- 74% lower risk of time to clinical worsening at 6 months in the Healey ALS Platform Trial ($p = 0.035$)



Global Phase 3 ALS Trial

- RESCUE-ALS and Healey ALS Platform Trial results support advancement to Phase 3 RESTORE-ALS with the 30 mg dose

Data on File, Clene Nanomedicine, Inc.

HEALEY ALS Platform Safety Summary

- Occurrence of TEAEs were balanced between CNM-Au8 and placebo
- No SAEs were assessed as related to CNM-Au8

Treatment Emergent Adverse Events (TEAEs)	All Shared Placebo (%)	Regimen Placebo (%)	CNM-Au8 30 mg (%)	CNM-Au8 60 mg (%)
Participants with Any TEAE	90%	93%	92%	93%
Participants with Related TEAEs	39%	34%	29%	43%
Participants with SAE	9%	17%	10%	16%
Participants with Related SAEs	1%	2%	0%	0%
Participants Withdrawn due to TEAE	7%	7%	7%	7%

All Shared Placebo (n=164 placebo from Regimens A, B, C, D); Regimen placebo (n=41) includes only concurrent randomization within Regimen C (CNM-Au8)

Data on File, Clene Nanomedicine, Inc.

VISIONARY-MS STUDY Core Design Elements

Phase 2 Study: 48-Week Placebo-Control Treatment Period 2:1 Randomization (Active [15mg, 30 mg]: Placebo)



Screening
D0
WEEK 6
WEEK 12
WEEK 18
WEEK 24
WEEK 30
WEEK 36
WEEK 42
WEEK 48
Day
EOS

- Enrolled stable relapsing remitting MS participants with chronic optic neuropathy on background DMTs
- n=73 of 150 planned (~50%) study ended prematurely due to COVID-19 pandemic enrollment challenges
- Pre-specified statistical threshold set at p=0.10
- CNM-Au8 Open Label Extension (OLE) for original active and placebo continues for up-to-96 weeks

1° Change in Low Contrast Letter Acuity (LCLA)



O Z D V K
S V H C Z
V H C N O
N V D O K

2° Change in modified MS Functional Composite (mMSFC)



KEY
1 2 3 4 5 6 7 8 9
25 Feet
9HPT
SDMT
T25FWT
LCLA

https://clinicaltrials.gov/ct2/show/NCT03536559, Data on File, Clene Nanomedicine, Inc.

Baseline Demographics and Study Analysis

VISIONARY-MS STUDY

- All participants diagnosed with stable relapsing remitting MS with chronic optic neuropathy
- 92% treated with background DMTs (inc 53% monoclonal antibodies, 32% oral)
- Modified ITT (mITT) Analysis Population

Baseline Value mean (sd)	Age (yrs)	Sex n, (%) Female	Race n, (%) White	Weight (kg)	EDSS Score	Years from Dx	Months Since Relapse
CNM-Au8 15 mg (n=24)	38.4 (10.2)	15 (63%)	23 (96%)	78.0 (17.1)	1.83 (1.3)	6.5 (5.0)	53 (57)
CNM-Au8 30 mg (n=25)	39.6 (7.6)	16 (64%)	24 (96%)	78.6 (17.3)	1.50 (1.1)	3.4 (3.3)	37 (35)
Placebo (n=24)	38.1 (8.3)	20 (83%)	22 (92%)	83.0 (23.3)	1.85 (1.4)	6.6 (3.7)	57 (38)
All Participants (n=73)	38.7 (8.6)	51 (70%)	69 (95%)	79.9 (19.3)	1.75 (1.5)	5.5 (4.3)	49 (45)

Data on File, Clene Nanomedicine, Inc.

CNM-Au8 Demonstrated Vision and Global Neurological Improvement in Stable MS patients on DMTs

VISIONARY-MS STUDY

Significantly Improved Vision

Change in Low Contrast Letter Acuity (LCLA)



LCLA Change in the Affected Eye
mITT, LS Mean ± SEM
Week 48 LS-Mean Difference = 3.13
95% CI = -0.08 to 6.33
p = 0.056
LS-Mean Change from Baseline
(Correct LCLA Letters)
Weeks
(Post-Randomization)
CNM-Au8
Placebo

Global Neurological Improvement

Change in modified MS Functional Composite (mMSFC)



LCLA affected/fellow, 9HPT dominant/non-dominant, SDMT, T25FW
(mITT Population, LS Mean ± SEM)
Week 48 LS-Mean Difference = 0.28
95% CI = 0.05 to 0.51
p = 0.0197
LS-Mean Change from Baseline
(6-Domain Mean Z-Score)
Weeks
(Post-Randomization)
CNM-Au8
Placebo

Global neurological clinical improvement was driven by cognition, manual dexterity, and low contrast letter acuity

Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

VISIONARY-MS Measures of Axonal Integrity

VISIONARY-MS STUDY

Visual Evoked Potentials (VEP)

Multi-focal Amplitude and Latency Changes



Retina
Optic Nerve (ON) Lesion
Optic Nerve
Optic Chiasm
Optic Tract
Visual Area of the Thalamus
Optic Radiation (OR) Lesion
Visual Cortex

What Happens in the Visual System Happens Throughout the MS Brain

Advanced MRI Techniques

Diffusion Tensor Imaging (DTI) changes

Fractional Anisotropy



CSF
GM
WM

Brain Diffusivity



Balcer et la. Mult Scler. 2017 Apr;23(5):734-747.

Clene NANOMEDICINE

CNM-Au8 Improved Information Signal in the Visual Pathway

VISIONARY-MS STUDY

Increased Amplitude (Signal Strength)

From the Eye to the Brain's Visual Cortex



mf-VEP Mean Amplitude Percent (%) Change
ITT Population, LS Mean ± SEM, Segments Nested by Participant
VEP Affected Eye
Wk 48 LS-Mean Difference = 6.1
95% CI = -0.6 to 12.7
p = 0.0730
VEP Fellow Eye
Wk 48 LS-Mean Difference = 9.7
95% CI = 3.1 to 16.3
p = 0.0047
LS-Mean Change from Baseline (% Change)
15
10
5
0
-5
-10
0
12
24
36
48
CNM-Au8 Both Eyes
Placebo Both Eyes
CNM-Au8 Affected Eye
Placebo Affected Eye
CNM-Au8 Fellow Eye
Placebo Fellow Eye
Week 48 VEP Both Eyes
LS-Mean Difference = 7.9
95% CI = 1.4 to 14.4
p = 0.0184
Weeks
(Post-Randomization)
VEP Affected Eye Defined as Longest Latency at Baseline

Increased VEP amplitude is associated with improved axonal integrity; provides evidence that previously impaired neurons can contribute to information signaling after treatment

Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

CNM-Au8 Preserved White Matter Integrity Throughout the Brain

VISIONARY-MS STUDY

Preserved Whole Brain White Matter Integrity


Diffuion Tensor Imaging | Fractional Anisotropy (FA) Change
Whole Brain (Cerebrum)
ITT Population, LS Mean ± SEM
Week 48 LS Mean Difference = 0.0029
95% CI = 0.0048 to 0.0054
p = 0.0199
Change from Baseline
(Least Square Mean)
0.003
0.002
0.001
0.000
-0.001
-0.002
-0.003
-0.004
-0.005
0
12
24
36
48
Worsening
Active
Placebo
Weeks (Post-Randomization)

Consistent Effect Across All Brain Regions


Diffusion Tensor Imaging | Fractional Anisotropy (FA)
Week 48 Change from Baseline
ITT Population, LS Mean Difference ± SEM
Favors Placebo
Favors CNM-Au8
FA_Cerebrum
FA_Cerebral White Matter
FA_Cerebral NAWM
FA_Optic Radiation
FA_Optic Radiation NAWM
-0.001
0.000
0.001
0.002
0.003
0.004
0.005
Change from Baseline

Preservation of white matter integrity associated with decreased cognitive and functional decline in MS patients

Data on File, Clene Nanomedicine, Inc.

CLENE NANOMEDICINE

Summary | Consistent Paraclinical Evidence of Neuroprotective Effects Favoring CNM-Au8 Treatment

Paraclinical Endpoint	Paraclinical Measure LS Mean Change – Week 48	Significance	Key Findings	Implications
Diffusion Tensor Imaging (DTI) measure of Fractional Anisotropy (FA)	FA within the whole brain (Cerebrum)	p = 0.0199	Improvements of axonal integrity and neuronal structure across the brain	Neuroprotection and preservation of white matter integrity associated with decreased cognitive and functional decline
	FA within total Cerebral White Matter	p = 0.0805		
	FA within total Cerebral Normal Appearing White Matter	p = 0.0823		
Multi-focal Visual Evoked Potential (mf-VEP)	Amplitude percent change across both eyes	p = 0.0184	Improved information signal along the visual pathway	Neuronal preservation and improved information signal from previously impaired neurons
	Amplitude percent change in the most affected eye at baseline	p = 0.0730		
	Amplitude percent change in the least affected eye at baseline	p = 0.0047		

Critical unmet need in MS for treatments that protect neuronal function independently of immunomodulation to decrease disease progression

Data on File, Clene Nanomedicine, Inc.

VISIONARY-MS Safety Summary

VISIONARY-MS STUDY

CNM-Au8 treatment was safe and well-tolerated

- Treatment emergent adverse events (TEAEs) were transient and predominantly mild-to-moderate
- No dose limiting adverse events; no related serious adverse events

Treatment Emergent Adverse Events (TEAEs)	Placebo number (%)	CNM-Au8 15 mg number (%)	CNM-Au8 30 mg number (%)
Subjects with any TEAE	22 (92%)	21 (88%)	25 (100%)
Subjects with SAE	2 (8%)	1 (4%)	2 (8%)
Subjects with Related TEAEs	2 (8%)	2 (8%)	5 (20%)
Subjects Discontinued due to TEAE	1 (4%)	--	1 (4%)

Placebo SAEs: (1) Lentigo maligna melanoma, (2) pregnancy; CNM-Au8 15mg SAEs: (1) Pneumonia, bacteremia (staph aureus), endocarditis; CNM-Au8 30mg SAEs: (1) Ketamine infusion for pain and paracetamol overdose; (2) deep vein thrombosis (6-months post-discontinuation)

Data on File, Clene Nanomedicine, Inc.

CNM-Au8 is Consistently Favored for Treatment of MS Progression Independent of an Immunomodulatory Effect



Significant Opportunity

- MS patients continue to progress with increasing cognitive and functional deficits accumulating even while receiving disease-modifying therapies—a significant unmet medical need



CNM-Au8® Clinical Results

- Significant improvements in clinical outcomes, brain structure, and visual system on top of immunomodulatory standard of care therapy
- Paraclinical MRI and VEP improvements support clinical benefits, consistently favoring CNM-Au8



Global Phase 3 MS Trial

- Phase 2 VISIONARY-MS safety and efficacy results support advancement to Phase 3

Data on File, Clene Nanomedicine, Inc.

Over 475 Years of Subject Exposure Without Identified Safety Signals Across ALS, MS, and PD

Clean Toxicology Findings

All Animal Toxicology Studies Resulted in No-Adverse Effect Level (NOAEL) Findings

- Multiple species up to 9-months treatment
- Up to maximum feasible dosing without any toxicology findings related to CNM-Au8

Well Tolerated Adverse Event (AE) Profile

Assessed as Predominantly Mild-to-Moderate Severity and Transient

- No SAEs related to CNM-Au8 considered severe, life-threatening, or resulting in death
- AEs transient and predominantly mild-to-moderate severity

Patient Exposure Across ALS, MS & PD

Over 475 Years of Subject Exposure Without Identified Safety Signals

- Long-term dosing experience up to 175 weeks

Data on File, Clene Nanomedicine, Inc. MS: Multiple Sclerosis, ALS: Amyotrophic lateral sclerosis, and PD: Parkinson's Disease.

Growing Body of Evidence for CNM-Au8®

CNM-Au8

Disease	2021 – 2022 – 2023	Key Findings
Amyotrophic Lateral Sclerosis (ALS)	RESCUEALS Phase 2 → Open Label Extension	Demonstrated survival benefit, preserved function, and slowed clinical worsening in the OLE
	HEALEY ALS Platform Trial → OLE + EAP	Demonstrated survival benefit at 6 months
Parkinsons Disease (PD)	RepairPD — Phase 2 target engagement	Established brain target engagement & safety
Multiple Sclerosis (MS)	VisionaryMS Phase 2 → Open Label Extension	Demonstrated global neurological improvement in MS patients on adjunctive DMT standard of care
	RepairMS Stable Relapsing — Phase 2 target engagement	Established brain target engagement & safety
	RepairMS Non-active, Progressive — Phase 2 target engagement	Ongoing to establish target engagement & safety

Data on File, Clene Nanomedicine, Inc.

Clene | CNM-Au8 Path to Regulatory Approval



MID-2023
2024
MID-2024
HEALEY ALS Biomarkers
6mos. & OLE (up to 30 mos.)
Global ALS Phase 3 Trial Protocol Design
Global ALS Expert & Patient Collaboration
Global ALS Phase 3 Trial Launch (FPFV)
Potential ALS Accelerated FDA Approval (PDUFA)*
HEALEY ALS OLE
Long-term survival (up-to-30 months)
HEALEY ALS OLE
Clinical Data up-to-30 months (ALSFRS, clinical worsening)
Potential FDA ALS Advisory Committee*
RESCUE-ALS OLE
Survival & clinical data up-to-3yrs
Potential FDA ALS accelerat NDA submission*
Amyotrophic Lateral Sclerosis (ALS) Data Readouts / Phase 3 Planning
Planned Regulatory
Multiple Sclerosis (MS)
Prepare for ALS FDA pre-NDA meeting
ALS FDA pre-NDA meeting
VISIONARY-MS OLE
Clinical data up-to-3-yrs
REPAIR-MS Phase 2 Trial Readout
Non-active progressive MS
MS FDA EOP2 meeting
Global MS Phase 3 Trial Protocol Design

*subject to successful pre-NDA meeting outcomes.

Evidence Supports CNM-Au8 Therapeutic Potential to Treat Neurodegenerative Diseases

CNM-Au8®
a gold nanocrystal suspension, in development as the first cellular energetic catalyst to remyelinate[1] & protect neurological function





RESCUE ALS
75% decreased risk of death in ALS through 168 weeks

HEALEY ALS Platform Trial
>90% decreased risk of death with 30 mg in ALS

VISIONARY-MS STUDY
Demonstrated global neurological improvement in MS patients on adjunctive DMT standard of care





>475
patient years of CNM-Au8 clinical exposure

Strong IP:
150+
patents on nanotherapeutic platform





As of June 30, 2023, cash and equivalents on hand (unaudited):
$49.2M

Data on File, Clene Nanomedicine, Inc. [1]Robinson et al. Sci Rep. 2020 Feb 11;10[1]:1936.[2]https://clinicaltrials.gov/ct2/show/NCT04414345.

clene NANOMEDICINE

Clene Inc.

HQ & Clinical Development
6550 South Millrock Drive, Suite G50
Salt Lake City, UT 84121

R&D and Manufacturing
500 Principio Parkway, Suite 400
North East, MD 21901

Version: 29-August-2023